UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2015

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective April 22, 2015, QLT Inc. (the “Company” or “QLT”) amended the employment agreement between the Company and Dr. Geoffrey Cox, dated October 24, 2014 (the “Employment Agreement”), to change the term of Dr. Cox’s employment from six months to twelve months, expiring on October 22, 2015. No other changes were made to the terms of the Employment Agreement. A copy of the amendment is attached hereto as Exhibit 10.79 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.79	Amendment to Employment Agreement between the Company and Geoffrey Cox

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ W. Glen Ibbott
Name:	W. Glen Ibbott
Title:	Interim Chief Financial Officer

Date: April 23, 2015

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